Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

XTI Aerospace, Inc

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Common stock, par value $0.001 per share	(1)	457(o)		$	$0.00	0.0001531	$0.00
Fees to be Paid	Equity	Preferred stock, par value $0.001 per share	(2)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Equity	Depositary shares	(3)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Debt	Debt securities	(4)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Other	Warrants	(5)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Other	Units	(6)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Other	Subscription rights	(7)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Unallocated (Universal) Shelf	Unallocated (Universal) Shelf	(8)	457(o)		$	$1,000,000,000.00	0.0001531	$153,100.00

Total Offering Amounts:							$1,000,000,000.00		153,100.00
Total Fees Previously Paid:									0.00
Total Fee Offsets:									43,644.77
Net Fee Due:									$109,455.23

__________________________________________
Offering Note(s)

(1)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(2)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(3)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(4)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(5)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(6)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.

Any securities registered under the registration statement may be sold separately or as units with other securities registered under the registration statement.
(7)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.
(8)	There are being registered pursuant to the registration statement such indeterminate number of (a) shares of common stock, (b) shares of preferred stock, (c) depository shares, (d) debt securities, (e) warrants to purchase common stock, preferred stock, depositary shares or debt securities of the registrant, (f) subscription rights to purchase common stock, preferred stock, depository shares, debt securities, warrants or units consisting of some or all of these securities of the registrant, and (g) units consisting of some or all of these securities, as may be offered from time to time pursuant to the prospectus contained in the registration statement with an aggregate initial offering price not to exceed $1,000,000,000, or the equivalent thereof in foreign currencies. There are also being registered under the registration statement an indeterminate amount or number of shares of the securities as may be issuable upon conversion or exchange of warrants or pursuant to antidilution provisions thereof or offered or issued from share splits, share dividends, recapitalizations or similar transactions.

The proposed maximum per unit and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered under the registration statement and is not specified as to each class of security pursuant to Instruction 2.A.iii.b of the Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3.

The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act.

Table 2: Fee Offset Claims and Sources

Line Item Type	Registrant or Filer Name	Notes	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rules 457(b) and 0-11(a)(2)
Rule 457(p)
Fee Offset Claims	XTI Aerospace, Inc	(1)	S-3	333-279901	05/31/2024		$43,644.77				$295,696,275.03	$
Fee Offset Sources	XTI Aerospace, Inc	(2)	S-3	333-279901		05/31/2024							28,815.68
Fee Offset Sources	XTI Aerospace, Inc	(3)	S-3	333-279901		06/14/2024							14,829.09

__________________________________________
Explanation of the basis for claimed offset:

(1)	The Registrant previously registered securities having a maximum aggregate offering price of $350,000,000 pursuant to a registration statement on Form S-3 (File No. 333-279901), initially filed on May 31, 2024, as amended by Amendment No. 1 filed on June 14, 2024, which became effective on June 18, 2024 (as amended, the “2024 Registration Statement”). In respect of the 2024 Registration Statement, the Registrant (i) paid an aggregate registration fee of $45,789.68 in respect of $310,228,162.33 in newly registered securities (the “New Securities”) (based on a fee rate of $147.60 per million dollars), which consists of (x) a registration fee of $28,815.68 paid in connection with the initial filing of the 2024 Registration Statement in respect of a portion of the New Securities with a maximum aggregate offering price of $195,228,162.33 and (y) a registration fee of $16,974.00 paid in connection with the filing of Amendment No. 1 to the 2024 Registration Statement in respect of the balance of the New Securities with a maximum aggregate offering price of $115,000,000.00, and (ii) utilized previously paid registration fees of $4,339.10 in respect of $39,771,837.67 in carry forward securities (based on a fee rate of $109.10 per million dollars) that remained unsold from the Registrant’s registration statement on Form S-3 (File No. 333-256827), which was filed on June 4, 2021 and which became effective on June 17, 2021 (the “2021 Registration Statement”) (such carry forward securities were included in the 2024 Registration Statement pursuant to Rule 415(a)(6) under the Securities Act). Pursuant to Rule 415(a)(6) under the Securities Act, the offering of securities under the 2021 Registration Statement was deemed terminated as of the date of effectiveness of the 2024 Registration Statement. As a result of the Registrant’s untimely filing of a Current Report on Form 8-K, upon the Registrant’s filing of its Annual Report on Form 10-K for the year ended December 31, 2024 on April 15, 2025 (the “Ineligibility Date”), the Registrant became ineligible to use the 2024 Registrant Statement or to file new short form registration statements on Form S-3 until August 1, 2025. As of the Ineligibility Date, there remained unsold securities with an aggregate offering price of $295,696,275.03 registered pursuant the 2024 Registration Statement (the “Unsold Securities”), for which the Registrant previously paid a registration fee of $43,644.77. On April 18, 2025, the Registrant filed Post-Effective Amendment No. 1 to the 2024 Registration Statement on Form S-1, as amended by Post-Effective Amendment No. 2 to the 2024 Registration Statement on Form S-1 filed on April 18, 2025, which became effective on April 29, 2025 (as amended, the “Post-Effective Amendment”). The Post-Effective Amendment was filed to convert the 2024 Registration Statement into a registration statement on Form S-1 in order to maintain the registration of certain securities previously registered on the 2024 Registration Statement prior to the Ineligibility Date. Pursuant to Rule 457(p) under the Securities Act, the Registrant is offsetting $43,644.77 of the filing fees associated with the filing of this registration statement with the fees previously paid to register the Unsold Securities under the 2024 Registration Statement. The Registrant hereby confirms that it has terminated the offering of any Unsold Securities under the 2024 Registration Statement.
(2)	The Registrant previously registered securities having a maximum aggregate offering price of $350,000,000 pursuant to a registration statement on Form S-3 (File No. 333-279901), initially filed on May 31, 2024, as amended by Amendment No. 1 filed on June 14, 2024, which became effective on June 18, 2024 (as amended, the “2024 Registration Statement”). In respect of the 2024 Registration Statement, the Registrant (i) paid an aggregate registration fee of $45,789.68 in respect of $310,228,162.33 in newly registered securities (the “New Securities”) (based on a fee rate of $147.60 per million dollars), which consists of (x) a registration fee of $28,815.68 paid in connection with the initial filing of the 2024 Registration Statement in respect of a portion of the New Securities with a maximum aggregate offering price of $195,228,162.33 and (y) a registration fee of $16,974.00 paid in connection with the filing of Amendment No. 1 to the 2024 Registration Statement in respect of the balance of the New Securities with a maximum aggregate offering price of $115,000,000.00, and (ii) utilized previously paid registration fees of $4,339.10 in respect of $39,771,837.67 in carry forward securities (based on a fee rate of $109.10 per million dollars) that remained unsold from the Registrant’s registration statement on Form S-3 (File No. 333-256827), which was filed on June 4, 2021 and which became effective on June 17, 2021 (the “2021 Registration Statement”) (such carry forward securities were included in the 2024 Registration Statement pursuant to Rule 415(a)(6) under the Securities Act). Pursuant to Rule 415(a)(6) under the Securities Act, the offering of securities under the 2021 Registration Statement was deemed terminated as of the date of effectiveness of the 2024 Registration Statement. As a result of the Registrant’s untimely filing of a Current Report on Form 8-K, upon the Registrant’s filing of its Annual Report on Form 10-K for the year ended December 31, 2024 on April 15, 2025 (the “Ineligibility Date”), the Registrant became ineligible to use the 2024 Registrant Statement or to file new short form registration statements on Form S-3 until August 1, 2025. As of the Ineligibility Date, there remained unsold securities with an aggregate offering price of $295,696,275.03 registered pursuant the 2024 Registration Statement (the “Unsold Securities”), for which the Registrant previously paid a registration fee of $43,644.77. On April 18, 2025, the Registrant filed Post-Effective Amendment No. 1 to the 2024 Registration Statement on Form S-1, as amended by Post-Effective Amendment No. 2 to the 2024 Registration Statement on Form S-1 filed on April 18, 2025, which became effective on April 29, 2025 (as amended, the “Post-Effective Amendment”). The Post-Effective Amendment was filed to convert the 2024 Registration Statement into a registration statement on Form S-1 in order to maintain the registration of certain securities previously registered on the 2024 Registration Statement prior to the Ineligibility Date. Pursuant to Rule 457(p) under the Securities Act, the Registrant is offsetting $43,644.77 of the filing fees associated with the filing of this registration statement with the fees previously paid to register the Unsold Securities under the 2024 Registration Statement. The Registrant hereby confirms that it has terminated the offering of any Unsold Securities under the 2024 Registration Statement.
(3)	The Registrant previously registered securities having a maximum aggregate offering price of $350,000,000 pursuant to a registration statement on Form S-3 (File No. 333-279901), initially filed on May 31, 2024, as amended by Amendment No. 1 filed on June 14, 2024, which became effective on June 18, 2024 (as amended, the “2024 Registration Statement”). In respect of the 2024 Registration Statement, the Registrant (i) paid an aggregate registration fee of $45,789.68 in respect of $310,228,162.33 in newly registered securities (the “New Securities”) (based on a fee rate of $147.60 per million dollars), which consists of (x) a registration fee of $28,815.68 paid in connection with the initial filing of the 2024 Registration Statement in respect of a portion of the New Securities with a maximum aggregate offering price of $195,228,162.33 and (y) a registration fee of $16,974.00 paid in connection with the filing of Amendment No. 1 to the 2024 Registration Statement in respect of the balance of the New Securities with a maximum aggregate offering price of $115,000,000.00, and (ii) utilized previously paid registration fees of $4,339.10 in respect of $39,771,837.67 in carry forward securities (based on a fee rate of $109.10 per million dollars) that remained unsold from the Registrant’s registration statement on Form S-3 (File No. 333-256827), which was filed on June 4, 2021 and which became effective on June 17, 2021 (the “2021 Registration Statement”) (such carry forward securities were included in the 2024 Registration Statement pursuant to Rule 415(a)(6) under the Securities Act). Pursuant to Rule 415(a)(6) under the Securities Act, the offering of securities under the 2021 Registration Statement was deemed terminated as of the date of effectiveness of the 2024 Registration Statement. As a result of the Registrant’s untimely filing of a Current Report on Form 8-K, upon the Registrant’s filing of its Annual Report on Form 10-K for the year ended December 31, 2024 on April 15, 2025 (the “Ineligibility Date”), the Registrant became ineligible to use the 2024 Registrant Statement or to file new short form registration statements on Form S-3 until August 1, 2025. As of the Ineligibility Date, there remained unsold securities with an aggregate offering price of $295,696,275.03 registered pursuant the 2024 Registration Statement (the “Unsold Securities”), for which the Registrant previously paid a registration fee of $43,644.77. On April 18, 2025, the Registrant filed Post-Effective Amendment No. 1 to the 2024 Registration Statement on Form S-1, as amended by Post-Effective Amendment No. 2 to the 2024 Registration Statement on Form S-1 filed on April 18, 2025, which became effective on April 29, 2025 (as amended, the “Post-Effective Amendment”). The Post-Effective Amendment was filed to convert the 2024 Registration Statement into a registration statement on Form S-1 in order to maintain the registration of certain securities previously registered on the 2024 Registration Statement prior to the Ineligibility Date. Pursuant to Rule 457(p) under the Securities Act, the Registrant is offsetting $43,644.77 of the filing fees associated with the filing of this registration statement with the fees previously paid to register the Unsold Securities under the 2024 Registration Statement. The Registrant hereby confirms that it has terminated the offering of any Unsold Securities under the 2024 Registration Statement.